UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 20, 2005

HYPERION SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)
5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 744-9500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b)    On September 20, 2005, Hyperion Solutions Corporation (the “Company”) announced the retirement of Aldo Papone, a member of its Board of Directors.
              On September 20, 2005, the Company issued a press release announcing Mr. Papone’s retirement. A copy of the press release is attached as Exhibit 99.1 to this current report.
Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits
99.1 Press release of Hyperion Solutions Corporation dated September 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: September 21, 2005	By:	/s/ David Odell
		Name:	David Odell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Exhibit
99.1	Press release of Hyperion Solutions Corporation dated September 20, 2005.